Freeport-McMoRan Resource Partners,
                         Limited Partnership
                        7% Senior Notes due 2008


                         Underwriting Agreement



                                                       February 14, 1996

Lehman Brothers Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Brothers Inc,
c/o Lehman Brothers Inc.,
200 Vesey Street,
New York, New York 10285-1600.

Dear Sirs:

            Freeport-McMoRan Resource Partners, Limited Partnership, a Delaware limited partnership (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriters") certain of its debt securities specified as an aggregate of $150,000,000 of its 7% Senior Notes due 2008 (the "Designated Securities").

            1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (a) A registration statement in respect of an aggregate of $500,000,000 principal amount of debt securities (including the Designated Securities) and warrants to purchase debt securities (collectively, the "Securities") has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; no document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission other than those heretofore delivered to you; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the
      Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

            (b) No order preventing or suspending the use of any Preliminary Prospectus or preliminary prospectus supplement has been issued by the Commission, and each Preliminary Prospectus and preliminary prospectus supplement, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

            (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented relating to the Designated Securities;

            (d) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use in the Prospectus as amended or supplemented relating to the Designated Securities;

            (e) Neither the Company, nor any of its subsidiaries, nor, to the best of the Company's knowledge, IMC-Agrico Company ("IMC") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (a) any change in the partners' capital or (b) any increase in excess of $15 million in long-term debt of the Company or any of its subsidiaries or, to the best of the Company's knowledge, IMC above the amount of such debt on such dates or (c) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital or results of operations of the Company, its subsidiaries and, to the best of the Company's knowledge, IMC, otherwise than as set forth or contemplated in the Prospectus;

            (f) The Company has been duly organized and is validly existing as a limited partnership in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act with all requisite power and authority to own its properties and conduct its business as described in the Prospectus; each subsidiary of the Company and IMC has been duly incorporated or organized and is validly existing as a corporation, partnership or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization as the case may be; and each of the Company and its subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing to the extent applicable under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries considered as a whole;

            (g) The Company has the partners' capital as set forth in the Prospectus, and all of the issued partnership interests of the Company have been duly and validly authorized and issued and are fully paid and non-assessable except as required under the Delaware Revised Uniform Limited Partnership Act;

            (h) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture (the "Indenture") dated as of February 1, 1996 between the Company and Chemical Bank as Trustee (the "Trustee"), which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented relating to such Designated Securities;

            (i) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the
      Certificate of Limited Partnership or Amended and Restated Agreement of Limited Partnership of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust
      Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

            (j) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, IMC is a party or of which any property of the Company or any of its subsidiaries or, to the best of the Company's knowledge, IMC is the subject which, if determined adversely to the Company or any of its subsidiaries or IMC, would individually or in the aggregate have a material adverse effect on the consolidated financial position, partners' capital or results of operations of the Company and its subsidiaries and IMC; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (k) The Company and its subsidiaries and, to the best of the Company's knowledge, IMC possess such licenses, certificates, permits and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies as are currently required to conduct the businesses now operated by them and all such licenses, certificates, permits and other authorizations are in full force and effect and the Company and its subsidiaries and, to the best of the Company's knowledge, IMC are in compliance therewith, except where the failure to possess or comply with such licenses, certificates, permits or authorizations would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries and IMC considered as a whole;

            (l) Other than as set forth in the Prospectus, the Company and its subsidiaries have good title to their properties and businesses, free and clear of all liens, encumbrances, claims and security interests except for (a) liens deemed to exist by virtue of negative pledge covenants in agreements under which the Company has or is entitled to incur indebtedness or (b) liens, claims and encumbrances under sales contracts, operating agreements, unitization and pooling agreements and other similar agreements as are customarily found in connection with comparable operations, and except for other liens, claims, encumbrances and title defects that are, singly and in the aggregate, not material in amount or do not materially interfere with the Company's and its subsidiaries' use or enjoyment of their properties; and

            (m) The Company is not an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and is not required to register as an investment company under the Investment Company Act.

            2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.754% of the principal amount thereof, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

            3. Upon the authorization by the Underwriters of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented relating to the Designated Securities.

            4.   The Securities to  be  purchased  by  each  Underwriter
hereunder  will  be   represented  by  one  or  more  definitive  global
Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Lehman Brothers Inc. ("Lehman Brothers"), for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Company, by causing DTC to credit the Securities to the
account  of  Lehman  Brothers  at  DTC.   The  Company  will  cause  the
certificates representing the Securities to be made available to Lehman Brothers for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on February 21, 1996 or such other time and date as Lehman Brothers and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery". For purposes of Rule 15c6-1 under the Exchange Act, the Time of Delivery shall be the date for payment of funds and delivery of securities for all the Securities sold pursuant to the offering.
The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, and the Securities will be delivered at the Designated Office, all at the Time of Delivery.

            5.  The Company agrees with each of the Underwriters:

            (a) To prepare the Prospectus as amended and supplemented in relation to the Designated Securities in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise the Underwriters promptly of any such amendment or supplement after such Time of Delivery and furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sec-tion 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities, and during such same period to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Designated Securities for offering or sale in any jurisdic-tion, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Preliminary Prospectus, preliminary prospectus supplement or prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

            (b) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) Prior to 10:00 a.m., New York City Time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circum-stances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Underwriters and upon their request to file such document and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
      Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule
      158); and

            (e) During the period beginning from the date hereof and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to the Designated Securities, without the prior written consent of the Underwriters.

            6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Indenture, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

            7. The obligations of the Underwriters hereunder shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus as amended or supplemented in relation to the Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters reasonable satisfaction;

            (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Underwriters such opinion or opinions, dated the Time of Delivery, with respect to the organization of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Jones, Walker Waechter, Poitevent, Carrere & Denegre L.L.P., special counsel for the Company, shall have furnished to the Underwriters their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect that:

                      (i) The Company has been duly organized and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act; IMC has been duly organized and is validly existing as a partnership under the laws of Delaware; and each of the Company and IMC has the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                     (ii) The Company has all requisite partnership power and authority to enter into this Agreement and to carry out the provisions and conditions herein;

                    (iii)  Each part of the Registration Statement, when
            such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and such counsel has no reason to believe that any such part of the Registration Statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and at the Time of Delivery, and any amendment or supplement thereto, as of the date thereof and at the Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data included or incorporated by reference in any of the documents mentioned in this clause (iii);

                     (iv) All of the issued and outstanding partnership interests in the Company have been duly authorized and validly issued and all of the limited partnership interests of the Company are fully-paid and nonassessable except as required under the Delaware Revised Uniform Limited Partnership Act;

                      (v) To the best knowledge of such counsel and other than as set forth in the Prospectus as amended or supplemented relating to the Designated Securities, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, partners' capital or results of operations of the Company and its subsidiaries; and, to the best of knowledge of such counsel, no such proceedings are threatened by governmental authorities or threatened by others;

                     (vi) This Agreement has been duly authorized, executed and delivered by the Company; the performance of this Agreement and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) the Company's Certificate of Limited Partnership or Partnership Agreement, or (b) to the best of such counsel's knowledge, but without any independent investigation, any provision of any law or regulation applicable to the Company or any of its subsidiaries or of any order, writ, judgment, decree, determination or award of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, and no consent, approval, authorization or order of, or qualification, registration or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                    (vii) The statements in the Prospectus under the captions "Description of Debt Securities" and "Description of the Notes", insofar as such statements constitute summaries of the documents and matters referred to therein, fairly present the information called for with respect to such documents and matters; and

                   (viii) The Company is not an "investment company" as defined in the Investment Company Act and is not required to register as an investment company under the Investment Company Act.

            (d) Roger T. Baker, Esq., general counsel of the Company, shall have furnished to the Underwriters his written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters to the effect that:

                      (i) The Company has full power and authority to conduct its business as described in the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries considered as a whole;

                     (ii) The documents incorporated by reference in the Registration Statement, the Prospectus and the Preliminary Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and such counsel believes that none of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause (ii);

                    (iii) The descriptions in the Registration Statement and Prospectus as amended or supplemented relating to the Designated Securities of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement and Prospectus as amended or supplemented relating to the Designated Securities that are not described as required or of any contracts of a character required to be described in the Registration Statement or Prospectus as amended or supplemented relating to the Designated Securities (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                     (iv)  The  performance of this  Agreement  and  the
            compliance with all of the provisions of the Designated Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the property of any of them is subject, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the
            Company  or  any  of  its  subsidiaries   or  any  of  their
            properties;

                      (v)  There is no action, suit, proceeding  or rule
            making before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of such counsel, threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement or the Prospectus as amended or supplemented relating to the Designated Securities (other than as disclosed therein), or which may reasonably be expected to result in any material adverse change in the earnings, business affairs or business prospects of the Company or may reasonably be expected to materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement; and

                     (vi) The Company has an authorized capitalization as set forth in the Prospectus; all the issued partnership interests of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable.

            (e) At the time of execution of this Agreement and at the Time of Delivery, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Underwriters a letter, dated the respective date of delivery thereof, to the effect set forth in Annex I hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Underwriters may reasonably request and in form and substance satisfactory to the Underwriters;

            (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been (a) any change in the partners' capital or (b) any increase in excess of $15 million in long-term debt of the Company or any of its subsidiaries above the amount of such debt on such dates or (c) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, partners' capital or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

            (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

            (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a National Emergency or war, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended and supplemented; or (iv) the occurrence of an event causing any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the reasonable judgment of the Underwriters, has materially and adversely affected the financial markets or the market for the Designated Securities and other debt securities; and

            (i) The Company shall have furnished or caused to be furnished to the Underwriters at such Time of Delivery a certificate or certificates of officers of the Company satisfactory to the Underwriters as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Underwriters may reasonably request.

            8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Prospectus as amended or supplemented relating to the Designated Securities; and, provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this Section 8(a) with respect to any Preliminary Prospectus or preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Designated Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (in either case excluding documents incorporated therein by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to the Underwriters and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to the Underwriters and corrected in the Prospectus or in the Prospectus as then amended or supplemented (in either case excluding documents incorporated therein by reference).

            (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omis-sion so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            (d)  If the indemnification  provided  for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation, even if the Underwriters were treated as one entity for such purpose or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by the Underwriters and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of
Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls an Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

            9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Designated Securities, or the Company notifies you that it has so arranged for the purchase of such Designated Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Registration Statement which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this
Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Designated Securities. The term "you" as used in this Section 9 means the non-defaulting Underwriters.

            (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase hereunder) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c)  If, after giving effect  to  any  arrangements  for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Designated Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            10. The respective indemnities, agreements, represen-tations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

            11. If for any reason within the control or subject to the direction of the Company, including without limitation the failure to perform any covenant or agreement arising out of or in connection with this Agreement to be performed by, on behalf of or at the direction of the Company, or the failure to satisfy any condition of the
Underwriters' obligations hereunder (which conditions shall include, without limitation, the conditions set forth in Sections 7(c), 7(d), 7(e), 7(f), 7(g), and 7(i) hereof) to be satisfied by, on behalf of or at the direction of the Company, the Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by them in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to the Underwriters with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

            All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters c/o Lehman Brothers Inc. at 200 Vesey Street, New York, New York 10285-1600,
Attention: Mr. Gareth Turner; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

            12. This Agreement shall be binding upon, and inure solely to the benefit of, the several Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

            13.  Time  shall be of the essence of  this  Agreement.   As
used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

            14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            15. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

            If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof.

                                    Very truly yours,

                                    FREEPORT-McMoRan RESOURCE PARTNERS,
                                       LIMITED PARTNERSHIP


                                    By:  FREEPORT-McMoRan INC.,
                                          Administrative
                                          Managing General Partner


                                    By:      /s/ Charles W. Goodyear
                                          _______________________________
                                    Name:      Charles W. Goodyear
                                    Title:  Executive Vice President


Accepted as of the date hereof:


Lehman Brothers Inc.


By:       /s/ H. E. Lentz
      _______________________________
Name:       H. E. Lentz
Title:      Managing Director


Merrill Lynch, Pierce, Fenner & Smith Incorporated


By:      /s/ Lynn Alexander
       ________________________________
Name:      Lynn Alexander
Title:     Vice President


Salomon Brothers Inc


By:
Name:
Title:

                                                              SCHEDULE I




Underwriter                                             Principal Amount
                                                        of Securities
                                                         to be Purchased

Lehman Brothers Inc........................................$  50,000,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated............50,000,000

Salomon Brothers Inc..........................................50,000,000

Total                                                     ______________
                                                            $150,000,000

                                                                 ANNEX I


            Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

      (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

      (ii) In their opinion, the financial statements and any supple-mentary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

      (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the year ended December 31, 1994 agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

      (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

            (A)   the  unaudited condensed  consolidated  statements  of
      operations, consolidated balance sheets and consolidated statements of cash flow included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent, except for the change in the method of accounting for periodic scheduled maintenance costs, with the basis for the audited consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flow included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (B) any other unaudited statement of operations data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements, except for the change in the method of accounting for periodic scheduled maintenance costs, included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited statement of operations data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements, except for the change in the method of accounting for periodic scheduled maintenance costs, included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the partners' capital or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items reasonably specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per unit amounts of consolidated net income or other items reasonably specified by the Representatives, or any increases in any items reasonably specified by the Representatives, in each case as compared with the comparable period  of  the  preceding  year  and  with any  other  period  of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

      All references in this Annex I to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Underwriting Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.